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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           SPDR(R) Index Shares Funds
             (Exact name of registrant as specified in its charter)

              Massachusetts                              See Below
-----------------------------------------   ------------------------------------
(State of incorporation or organization)      (I.R.S. Employer Identification
                                                           number)

One Lincoln Street, Boston, Massachusetts                   02111
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:


                          NAME OF THE EXCHANGE ON         I.R.S. EMPLOYER
TITLE OF EACH CLASS      WHICH EACH CLASS IS TO BE        IDENTIFICATION
  TO BE REGISTERED             SO REGISTERED                  NUMBER
----------------------   -------------------------   -------------------------
SPDR MSCI EM 50 ETF              NYSE Arca                  45-4223014

SPDR MSCI ACWI IMI ETF           NYSE Arca                  45-4222947

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [_]

Securities Act registration statement file number to which this form relates:
333-92106

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.  Description of Registrant's Securities to be Registered

A description of the Shares is set forth in the registrant's Registration Statement on Form N-1A ("Registration Statement") (Commission File Nos. 333-92106; 811-21145), which description is incorporated herein by reference as filed with the Securities and Exchange Commission on January 27, 2012. Any form of supplement to the Registration Statement that is subsequently filed that relates to the Fund is hereby also incorporated by reference herein.

Item 2.  Exhibits

(a)(i) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(i) to the registrant's Registration Statement on Form N-1A.

(a)(ii) Registrant's Amendment to the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(ii) to the registrant's Registration Statement on Form N-1A.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the registrant's Registration Statement on Form N-1A.

(c) Registrant's form of global certificate, incorporated herein by reference to Item 2(c) to the registrant's registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007 (Securities Exchange Act file number 001-31471).

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 27th day of February, 2012.


By:   /s/ Scott E. Habeeb
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      Scott E. Habeeb
      Assistant Secretary